Information about the main subsidiaries (Tables)	12 Months Ended
Jun. 30, 2023
Schedule of subsidiaries with significant non-controlling interests
	Current Assets	Non-current Assets	Current Liabilities	Non-current Liabilities	Net assets	% of ownership interest held by non-controlling interests	Book value of non-controlling interests	% of ownership interest held by controlling interests	Book value of controlling interests
06.30.2023	2,164	112,945	1,463	28,015	85,631	20%	17,126	80%	68,505
06.30.2022	1,638	128,484	4,429	33,079	92,614	20%	18,523	80%	74,091

	Revenues	Comprehensive loss for the year	Cash of Operating activities	Cash of investing activities	Cash of financial activities	Net Increase / (decrease) in cash and cash equivalents	Dividends distribution to non-controlling shareholders
06.30.2023	9,277	(6,100)	4,124	(874)	(3,094)	156	177
06.30.2022	8,118	(2,434)	5,207	(630)	(4,552)	25	-